                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                              ___________________



                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 14, 2001
                                                         -------------

                       Oakwood Mortgage Investors, Inc.
                       --------------------------------
              (Exact name of registrant as specified in charter)


               Nevada                 333-72621             88-0396566
    ------------------------------------------------------------------------
      (State or other jurisdiction     (Commission          (IRS Employer
          of incorporation)           File Number)       Identification No.)


     101 Convention Center Drive, Suite 850, Las Vegas, Nevada        89109
    ------------------------------------------------------------------------
       (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code (702) 949-0056
                                                          ---------------

================================================================================
        (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     On May 30, 2001, the Registrant caused the issuance and sale of $159,371,000 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 2001-C (the "Certificates") pursuant to the Series 2001-C Pooling and Servicing Agreement, dated as of May 1, 2001 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, as Servicer, and The Chase Manhattan Bank, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (May 2001 Edition) (the "Standard Terms").

     The Certificates evidence, in the aggregate, the entire beneficial ownership interest in OMI Trust 2001-C (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in privately-negotiated transactions with OMI Note Trust 2001-A, a Delaware business trust (the "Warehouse Trust"), pursuant to a Sales Agreement, dated as of May 1, 2001, between the Registrant and the Warehouse Trust. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in two of such REMICs. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

     The Class A-1, Class A-2, Class A-3, Class A-4, Class A-I0, Class M-1, Class M-2 and Class B-1 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class B-2, Class X and Class R Certificates. The Offered Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") pursuant to a Terms Agreement, dated as of May 23, 2001, among the Underwriters, the Registrant and OAC, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, May 1999. The Class B-2, Class X and Class R Certificates have been transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.

     On the Closing Date, the Trust contained, among other things, the Initial Assets and $42,529,000 on deposit in the Pre-Funding Account. This Pre-Funded Amount was intended to be used for the purchase of Subsequent Assets satisfying criteria specified in the Sales Agreement and the Pooling and Servicing Agreement not later than July 31, 2001. The Registrant has transferred to the Trustee, on behalf of the Trust, Subsequent Assets on June 14, 2001 with an aggregate Scheduled Principal Balance of $42,527,974.93 in exchange for that amount of the Pre-Funded Amount. The remaining amount of the Pre-Funded Amount will be paid through to Certificateholders as a prepayment of principal according to the terms of the Pooling and Servicing Agreement. This Current Report on Form 8-K is being filed to update the description of the Assets contained in the Prospectus Supplement.

     The description of the Assets transferred to the Trust pursuant to the Pooling and Servicing Agreement but not disclosed in the Prospectus Supplement begins on the following page. This table includes Subsequent Assets purchased with funds on deposit in the Pre-Funding Account (the "8-K Assets").

     Whenever reference is made herein to a percentage of 8-K Assets (or to a percentage of the scheduled principal balance of the initial assets), the percentage is calculated based on the scheduled principal balances ("Scheduled Principal Balance") of the 8-K Assets as of their Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

                                  8-K Assets



                   All 8-K Assets - Credit Bureau Score/(1)/

                                                                              Aggregate           Percentage of Asset
                                                                              ---------           -------------------
                                                        Number of 8-K         Scheduled            Pool by Scheduled
                                                        -------------         ---------            -----------------
       Credit Bureau Score                                 Assets         Principal Balance        Principal Balance
       -------------------                                 ------         -----------------        -----------------
       Not Available/(2)/                                     11             $   363,640.79                0.86%
       3 or 30 /(3)/ (Insufficient Credit History)           168               4,967,638.63               11.68
       341 to 500                                             62               2,416,704.28                5.68
       501 to 510                                             15                 512,637.05                1.21
       511 to 520                                             17                 602,320.43                1.42
       521 to 530                                             20                 622,444.37                1.46
       531 to 540                                             24                 898,801.43                2.11
       541 to 550                                             22                 871,611.21                2.05
       551 to 560                                             23                 839,963.72                1.98
       561 to 570                                             49               1,855,003.46                4.36
       571 to 580                                             40               1,582,317.48                3.72
       581 to 590                                             43               1,604,410.42                3.77
       591 to 600                                             47               2,026,494.07                4.77
       601 to 610                                             49               2,350,609.33                5.53
       611 to 620                                             39               1,881,991.18                4.43
       621 to 630                                             36               1,788,821.25                4.21
       631 to 640                                             48               2,533,203.94                5.96
       641 to 650                                             46               2,056,352.22                4.84
       651 to 660                                             26               1,215,393.40                2.86
       661 to 719                                            137               6,986,020.79               16.43
       720 or Greater                                         88               4,551,595.48               10.70

       TOTAL                                               1,010             $42,527,974.93              100.00%

(1) The weighted average credit bureau score (excluding the 8-K Assets for which no score was available from the credit bureau and any score below
     341) was approximately 625, based on the Aggregate Scheduled Principal Balance as of the related Cut-off Date.
(2) Oakwood Acceptance did not report credit bureau scores with respect to the assets in this stratification.
(3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however, no score could be generated because of insufficient credit history.

                           All 8-K Assets - Unit Type

                                                             Aggregate           Percentage of Asset
                                                             ---------           -------------------
                                   Number of 8-K             Scheduled            Pool by Scheduled
                                   -------------             ---------            -----------------
       Unit Type                      Assets             Principal Balance        Principal Balance
       ---------                      ------             -----------------        -----------------
       Multi-section home                458               $26,158,870.93                 61.51%
       Single-section home               552                16,369,104.00                 38.49

       TOTAL                           1,010               $42,527,974.93                100.00%

                        All 8-K Assets - Property Type

                                                             Aggregate           Percentage of Asset
                                                             ---------           -------------------
                                   Number of 8-K             Scheduled            Pool by Scheduled
                                   -------------             ---------            -----------------
       Property Type                  Assets             Principal Balance        Principal Balance
       -------------                  ------             -----------------        -----------------
       Home-only contract                923                $34,943,186.16               82.17%
       Land-in-lieu mortgage loan          6                    392,823.70                0.92
       Mortgage loan                      81                  7,191,965.07               16.91

       TOTAL                           1,010                $42,527,974.93              100.00%

     All 8-K Assets - Geographical Distribution of Manufactured Homes/(1)/

                                                            Aggregate           Percentage of Asset
                                                            ---------           -------------------
       Geographic                 Number of 8-K             Scheduled            Pool by Scheduled
       ----------                 -------------             ---------            -----------------
       Location                       Assets            Principal Balance        Principal Balance
       --------                       ------            -----------------        -----------------
       Alabama                           30               $ 1,026,454.25                 2.41%
       Alaska                             1                    44,805.00                 0.11
       Arizona                           27                 1,574,025.93                 3.70
       Arkansas                           9                   370,472.35                 0.87
       California                        12                 1,017,712.36                 2.39
       Colorado                          18                   956,405.65                 2.25
       Delaware                           8                   254,179.56                 0.60
       Florida                           33                 1,528,360.86                 3.59
       Georgia                           56                 2,081,238.94                 4.89
       Idaho                              5                   242,098.21                 0.57
       Illinois                           2                   142,558.48                 0.34
       Indiana                            1                    55,765.25                 0.13
       Kansas                            11                   452,644.17                 1.06
       Kentucky                          20                   671,690.19                 1.58
       Louisiana                         14                   574,306.94                 1.35
       Maryland                           1                    59,289.00                 0.14
       Michigan                          12                   631,947.51                 1.49
       Mississippi                       27                 1,094,061.25                 2.57
       Missouri                          21                   701,390.41                 1.65
       Nevada                             6                   487,475.80                 1.15
       New Mexico                        39                 1,664,723.46                 3.91
       North Carolina                   225                 8,593,558.37                20.21
       Ohio                              23                   842,328.67                 1.98
       Oklahoma                          24                 1,267,306.00                 2.98
       Oregon                            15                 1,144,973.08                 2.69
       Pennsylvania                       1                    35,346.22                 0.08
       South Carolina                    90                 3,377,977.67                 7.94
       Tennessee                         43                 1,738,532.58                 4.09
       Texas                            144                 6,231,900.81                14.65
       Utah                               4                   220,554.16                 0.52
       Virginia                          40                 1,509,820.98                 3.55
       Washington                        13                   815,899.02                 1.92
       West Virginia                     33                 1,021,609.92                 2.40
       Wyoming                            2                    96,561.88                 0.23

       TOTAL                          1,010               $42,527,974.93               100.00%

(1) Based on the mailing address of the obligor on the related Cut-off Date.

              All 8-K Assets - Year of Origination of Assets/(1)/

                                                                                     Percentage of
                                                                                     -------------
                                                                                     Asset Pool by
                                                                                     -------------
      Year of                 Number of 8-K             Aggregate Scheduled            Scheduled
      -------                 -------------             -------------------            ---------
      Origination                Assets                Principal Balance/(1)/       Principal Balance
      -----------                ------                ----------------------       -----------------
      1992                           1                       $    14,514.85                 0.03%
      1994                           1                             7,174.42                 0.02
      1997                           1                            16,300.41                 0.04
      1999                           1                            75,854.73                 0.18
      2000-Jun                       3                           121,124.73                 0.28
      2000-Sep                       8                           293,524.25                 0.69
      2000-Oct                       8                           328,940.90                 0.77
      2000-Nov                       5                           196,313.66                 0.46
      2000-Dec                       4                           280,951.12                 0.66
      2001-Jan                       4                           183,403.22                 0.43
      2001-Feb                      20                           681,166.75                 1.60
      2001-Mar                     134                         4,735,707.98                11.14
      2001-Apr                     320                        12,416,551.40                29.20
      2001-May                     493                        22,776,286.28                53.56
      2001-Jun                       7                           400,160.23                 0.94

      TOTAL                      1,010                       $42,527,974.93               100.00%

(1) The weighted average seasoning of the 8-K assets was approximately 1 month as of the related Cut-off Date.

         All 8-K Assets - Distribution of Remaining Loan Balance/(1)/

                                                                                              Percentage of
                                                                                              -------------
                                                                                              Asset Pool by
                                                                                              -------------
                                       Number of 8-K             Aggregate Scheduled            Scheduled
                                       -------------             -------------------            ---------
      Remaining Loan Balance              Assets                Principal Balance/(1)/       Principal Balance
      ----------------------              ------                ----------------------       -----------------
      $      0.01 - $  4,999.99                1                      $     4,394.64                0.01%
      $  5,000.00 - $  9,999.99               12                           96,430.72                0.23
      $ 10,000.00 - $ 14,999.99               12                          165,949.57                0.39
      $ 15,000.00 - $ 19,999.99               46                          817,768.40                1.92
      $ 20,000.00 - $ 24,999.99              103                        2,344,717.15                5.51
      $ 25,000.00 - $ 29,999.99              165                        4,602,882.30               10.82
      $ 30,000.00 - $ 34,999.99              145                        4,683,497.57               11.01
      $ 35,000.00 - $ 39,999.99              102                        3,794,375.34                8.92
      $ 40,000.00 - $ 44,999.99               76                        3,219,979.63                7.57
      $ 45,000.00 - $ 49,999.99               64                        3,052,638.92                7.18
      $ 50,000.00 - $ 54,999.99               76                        3,986,266.55                9.37
      $ 55,000.00 - $ 59,999.99               54                        3,109,260.81                7.31
      $ 60,000.00 - $ 64,999.99               33                        2,049,364.33                4.82
      $ 65,000.00 - $ 69,999.99               24                        1,624,956.85                3.82
      $ 70,000.00 - $ 74,999.99               19                        1,368,259.88                3.22
      $ 75,000.00 - $ 79,999.99               22                        1,698,659.27                3.99
      $ 80,000.00 - $ 84,999.99               10                          824,726.98                1.94
      $ 85,000.00 - $ 89,999.99                8                          696,314.17                1.64
      $ 90,000.00 - $ 94,999.99                8                          743,809.04                1.75
      $ 95,000.00 - $ 99,999.99                7                          677,383.23                1.59
      $ 100,000.00 or more                    23                        2,966,339.58                6.98

      TOTAL                                1,010                      $42,527,974.93              100.00%

(1) The highest remaining asset amount was approximately $229,882.31which represents approximately 0.54% of the aggregate remaining principal balance of the 8-K assets. The average remaining principal amount of the 8-K assets was approximately $42,106.91.

          All 8-K Assets - Distribution of Original Loan Balance/(1)/


                                                                                              Percentage of
                                                                                              -------------
                                                                                              Asset Pool by
                                                                                              -------------
                                       Number of 8-K             Aggregate Scheduled            Scheduled
                                       -------------             -------------------            ---------
      Original Loan Balance               Assets                  Principal Balance          Principal Balance
      ---------------------               ------                  -----------------          -----------------
      $   4,999 or less                      1                       $     4,394.64                 0.01%
      $  5,000.00 - $  9,999.99             11                            89,256.30                 0.21
      $ 10,000.00 - $ 14,999.99             10                           136,456.60                 0.32
      $ 15,000.00 - $ 19,999.99             48                           839,920.94                 1.97
      $ 20,000.00 - $ 24,999.99            104                         2,359,232.00                 5.55
      $ 25,000.00 - $ 29,999.99            163                         4,543,172.19                10.68
      $ 30,000.00 - $ 34,999.99            147                         4,743,207.68                11.15
      $ 35,000.00 - $ 39,999.99            102                         3,794,375.34                 8.92
      $ 40,000.00 - $ 44,999.99             76                         3,219,979.63                 7.57
      $ 45,000.00 - $ 49,999.99             64                         3,052,638.92                 7.18
      $ 50,000.00 - $ 54,999.99             76                         3,986,266.55                 9.37
      $ 55,000.00 - $ 59,999.99             54                         3,109,260.81                 7.31
      $ 60,000.00 - $ 64,999.99             33                         2,049,364.33                 4.82
      $ 65,000.00 - $ 69,999.99             24                         1,624,956.85                 3.82
      $ 70,000.00 - $ 74,999.99             19                         1,368,259.88                 3.22
      $ 75,000.00 - $ 79,999.99             21                         1,622,804.54                 3.82
      $ 80,000.00 - $ 84,999.99             10                           824,726.98                 1.94
      $ 85,000.00 - $ 89,999.99              9                           772,168.90                 1.82
      $ 90,000.00 - $ 94,999.99              8                           743,809.04                 1.75
      $ 95,000.00 - $ 99,999.99              7                           677,383.23                 1.59
      $ 100,000.00 or more                  23                         2,966,339.58                 6.98

      TOTAL                              1,010                       $42,527,974.93               100.00%

  (1) The highest original asset amount was approximately $230,034.00. The average original principal amount of the 8-K assets was approximately $42,165.60 as of the Cut-off Date.

                    All 8-K Assets - Current Asset Rates/(1)/

                                                             Aggregate           Percentage of Asset
                                                             ---------           -------------------
                                   Number of 8-K             Scheduled            Pool by Scheduled
                                   -------------             ---------            -----------------
       Current Asset Type              Assets            Principal Balance        Principal Balance
       ------------------              ------            -----------------        -----------------
        6.000%- 6.999%                   1                 $    40,903.05                0.10%
        7.000%- 7.999%                   3                     327,387.42                0.77
        8.000%- 8.999%                  77                   5,136,006.55               12.08
        9.000%- 9.999%                 106                   6,021,759.99               14.16
       10.000%-10.999%                 131                   6,821,533.32               16.04
       11.000%-11.999%                  80                   3,936,765.18                9.26
       12.000%-12.999%                  65                   2,799,603.72                6.58
       13.000%-13.999%                  43                   1,741,790.89                4.10
       14.000%-14.999%                 120                   4,234,148.89                9.96
       15.000%-15.999%                 180                   5,655,620.58               13.30
       16.000% or more                 204                   5,812,455.34               13.67

       TOTAL                         1,010                 $42,527,974.93              100.00%

(1) The weighted average current asset rate was approximately 12.42% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increased in the asset rates of the Step-up Rate Loans.

    All 8-K Assets - Remaining Terms to Maturity of Assets (in Months)/(1)/

                                                                           Percentage of Asset
                                                                           -------------------
                Remaining Term    Number of 8-K     Aggregate Scheduled     Pool by Scheduled
                --------------    -------------     -------------------     -----------------
                to Maturity          Assets          Principal Balance      Principal Balance
                -----------          ------          -----------------      -----------------
                1   -  60                9            $    64,336.03               0.15%
                61  -  96                8                103,809.84               0.24
                97  - 120               13                272,430.07               0.64
                121 - 156               64              1,356,665.72               3.19
                157 - 180              116              3,176,685.32               7.47
                181 - 216                9                260,934.43               0.61
                217 - 240              290              9,080,483.77              21.35
                241 - 300              182              7,705,260.91              18.12
                301 - 360              319             20,507,368.84              48.22

                TOTAL                1,010           $ 42,527,974.93             100.00%

(1) The weighted average remaining term to maturity of the 8-K assets was approximately 299 months as of the Cut-off Date.


     All 8-K Assets - Original Term to Maturity of Assets (in Months)/(1)/

                                                                     Percentage of Asset
                                                                     -------------------
                                                     Aggregate          Asset Pool by
                                                     ---------          -------------
              Origional Term    Number of 8-K        Scheduled            Scheduled
              --------------    -------------        ---------            ---------
               to Maturity          Assets       Principal Balance    Principal Balance
               -----------          -----        -----------------    -----------------
               1   -  60              8            $    57,161.61            0.13%
               61  -  96              7                 89,294.99            0.21
               97  - 120             14                279,604.49            0.66
               121 - 156             64              1,356,665.72            3.19
               157 - 180            117              3,191,200.17            7.50
               181 - 216              8                244,634.02            0.58
               217 - 240            291              9,096,784.18           21.39
               241 - 300            182              7,705,260.91           18.12
               301 - 360            319             20,507,368.84           48.22

               TOTAL              1,010            $42,527,974.93          100.00%


(1) The weighted average original term to maturity of the 8-K assets was approximately 300 months as of the Cut-off Date.

 All 8-K Assets - Distribution of Original Loan-to-Value Ratios of Assets/(1)/

                                                Aggregate          Percentage of Asset
                                                ---------          -------------------
        Loan-to-Value     Number of 8-K    Scheduled Principal      Pool by Scheduled
        -------------     -------------    -------------------      -----------------
        Ratio/(2)/            Assets             Balance            Principal Balance
        ----------            ------             -------            -----------------
        50% or less             11            $   428,956.61               1.01%
        51%  -  55%              4                254,047.96               0.60
        56%  -  60%              6                183,582.10               0.43
        61%  -  65%             11                419,980.47               0.99
        66%  -  70%             36              1,560,804.91               3.67
        71%  -  75%             17                756,436.74               1.78
        76%  -  80%             31              1,624,883.65               3.82
        81%  -  85%             41              1,969,798.20               4.63
        86%  -  90%            128              5,950,305.25              13.99
        91%  -  95%            469             19,814,117.08              46.59
        96%  - 100%            256              9,565,061.96              22.49

        TOTAL                1,010            $42,527,974.93             100.00%


(1) The weighted average original Loan-to-Value of the 8-K assets for which an original Loan-to-Value Ratio was available was approximately 90.75% as of the Cut-off Date.
(2) Rounded to the nearest 1%.

               Repossessed 8-K Assets - Credit Bureau Score/(1)/

                                                                  Aggregate          Percentage of Asset
                                                                  ---------          -------------------
                                           Number of 8-K          Scheduled           Pool by Scheduled
                                           -------------          ---------           -----------------
         Credit Bureau Score                   Assets         Principal Balance       Principal Balance
         -------------------                   ------         -----------------       -----------------
        Not Available/(2)/                          6          $   216,234.26                1.64%
        3 or 30/(3)/ (Insufficient Credit                        3,255,227.83               24.76
        History)                                  100
         341 to 500                                48            1,815,460.63               13.81
         501 to 510                                13              477,162.07                3.63
         511 to 520                                11              346,263.28                2.63
         521 to 530                                16              466,434.11                3.55
         531 to 540                                18              533,469.73                4.06
         541 to 550                                20              795,697.83                6.05
         551 to 560                                15              563,394.95                4.28
         561 to 570                                21              709,646.29                5.40
         571 to 580                                19              651,439.72                4.95
         581 to 590                                15              415,008.75                3.16
         591 to 600                                13              447,324.14                3.40
         601 to 610                                17              552,207.11                4.20
         611 to 620                                10              400,116.15                3.04
         621 to 630                                10              296,073.45                2.25
         631 to 640                                10              484,036.33                3.68
         641 to 650                                 5              139,339.44                1.06
         651 to 660                                 1               23,615.10                0.18
         661 to 719                                12              365,921.25                2.78
         720 or Greater                             6              195,459.20                1.49

         TOTAL                                    396          $13,149,531.62              100.00%

(1) The weighted average credit bureau score (excluding the 8-K Assets for which no score was available from the credit bureau and any score below
     341) was approximately 559, based on the Aggregate Scheduled Principal Balance as of the related Cut-off Date.
(2) Oakwood Acceptance did not report credit bureau scores with respect to the assets in this stratification.
(3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however, no score could be generated because of insufficient credit history.


                      Repossessed 8-K Assets - Unit Type

                                                            Aggregate        Percentage of Asset
                                                            ---------        -------------------
                                       Number of 8-K        Scheduled         Pool by Scheduled
                                       -------------        ---------         -----------------
                Unit Type                 Assets        Principal Balance     Principal Balance
                ---------                 ------        -----------------     -----------------
                Multi-section home            96          $ 4,891,598.49            37.20%
                Single-section home          300            8,257,933.13            62.80

                TOTAL                        396          $13,149,531.62           100.00%


                    Repossessed 8-K Assets - Property Type

                                                            Aggregate        Percentage of Asset
                                                            ---------        -------------------
                                       Number of 8-K        Scheduled         Pool by Scheduled
                                       -------------        ---------         -----------------
                Property Type              Assets        Principal Balance    Principal Balance
                -------------              ------        -----------------    -----------------
                Home-only contract           385          $12,210,367.99            92.86%
                Mortgage loan                 11              939,163.63             7.14

                TOTAL                        396          $13,149,531.62           100.00%

 Repossessed 8-K Assets - Geographical Distribution of Manufactured Homes/(1)/

                                                  Aggregate         Percentage of Asset
                                                  ---------         -------------------
                Geographic    Number of 8-K       Scheduled          Pool by Scheduled
                ----------    -------------       ---------          -----------------
                Location          Assets      Principal Balance      Principal Balance
                --------          ------      -----------------      -----------------
                Alabama             12         $   365,105.30               2.78%
                Arizona              4             127,638.26               0.97
                Arkansas             7             254,441.75               1.93
                Colorado             1              49,922.69               0.38
                Delaware             4              96,383.00               0.73
                Florida             13             431,936.64               3.28
                Georgia             31           1,070,537.77               8.14
                Idaho                1              74,807.00               0.57
                Kansas               2              44,702.57               0.34
                Kentucky            11             327,913.71               2.49
                Louisiana            5             191,242.24               1.45
                Michigan             2             103,975.79               0.79
                Mississippi          6             237,363.68               1.81
                Missouri            11             318,380.07               2.42
                Nevada               1              22,499.00               0.17
                New Mexico          18             743,839.80               5.66
                North Carolina     106           3,205,857.33              24.38
                Ohio                 7             205,071.84               1.56
                Oklahoma             6             174,241.53               1.33
                Oregon               5             425,900.22               3.24
                South Carolina      48           1,542,448.06              11.73
                Tennessee           23             849,301.95               6.46
                Texas               51           1,598,211.36              12.15
                Utah                 1              42,973.48               0.33
                Virginia             7             197,804.62               1.50
                Washington           4             233,733.97               1.78
                West Virginia        8             167,649.98               1.27
                Wyoming              1              45,648.01               0.35

                TOTAL              396         $13,149,531.62             100.00%

(1) Based on the mailing address of the obligor on the related Cut-off Date.


          Repossessed 8-K Assets - Year of Origination of Assets/(1)/

                                                                    Percentage of Asset
                                                                    ------------------
          Year of         Number of 8-K     Aggregate Scheduled      Pool by Scheduled
          -------         --------------    -------------------      ----------------
          Origination         Assets        Principal Balance/(1)/   Principal Balance
          -----------         ------        -----------------        -----------------
           2000-Sep              8            $    293,524.25               2.23%
           2000-Oct              6                 188,314.03               1.43
           2000-Nov              4                 119,830.89               0.91
           2000-Dec              2                  64,344.75               0.49
           2001-Jan              3                  95,175.54               0.72
           2001-Feb             18                 578,460.27               4.40
           2001-Mar            105               3,472,107.28              26.40
           2001-Apr            220               7,288,665.98              55.43
           2001-May             30               1,049,108.63               7.98

           TOTAL               396            $ 13,149,531.62             100.00%

(1) The weighted average seasoning of the 8-K assets was approximately 1 month as of the related Cut-off Date.

     Repossessed 8-K Assets - Distribution of Remaining Loan Balance/(1)/

                                                                                      Percentage of Asset
                                                                                      -------------------
                                           Number of 8-K     Aggregate Scheduled       Pool by Scheduled
                                           -------------     -------------------       -----------------
          Remaining Loan Balance              Assets        Principal Balance/(1)/     Principal Balance
          ----------------------              ------        -----------------          -----------------
          $   5,000.00 - $  9,999.99             1            $     9,983.76                  0.08%
          $  10,000.00 - $ 14,999.99             7                100,524.72                  0.76
          $  15,000.00 - $ 19,999.99            35                615,746.39                  4.68
          $  20,000.00 - $ 24,999.99            69              1,564,328.12                 11.90
          $  25,000.00 - $ 29,999.99            90              2,502,295.12                 19.03
          $  30,000.00 - $ 34,999.99            71              2,287,565.42                 17.40
          $  35,000.00 - $ 39,999.99            33              1,216,349.59                  9.25
          $  40,000.00 - $ 44,999.99            30              1,271,535.59                  9.67
          $  45,000.00 - $ 49,999.99            13                624,753.85                  4.75
          $  50,000.00 - $ 54,999.99            25              1,321,064.53                 10.05
          $  55,000.00 - $ 59,999.99             9                519,858.44                  3.95
          $  60,000.00 - $ 64,999.99             3                185,420.25                  1.41
          $  65,000.00 - $ 69,999.99             2                137,312.82                  1.04
          $  70,000.00 - $ 74,999.99             2                146,191.53                  1.11
          $  75,000.00 - $ 79,999.99             1                 75,760.30                  0.58
          $  80,000.00 - $ 84,999.99             1                 81,769.26                  0.62
          $  95,000.00 - $ 99,999.99             1                 97,237.11                  0.74
          $ 100,000.00 or more                   3                391,834.93                  2.98

          TOTAL                                396            $13,149,531.62               1 00.00%

(1) The highest remaining asset amount was approximately $149,138.99 which represents approximately 1.13% of the aggregate remaining principal balance of the repossessed 8-K assets. The average remaining principal amount of the repossessed 8-K assets was approximately $33,205.89.


      Repossessed 8-K Assets - Distribution of Original Loan Balance/(1)/

                                                                                   Percentage of
                                                                                   -------------
                                                                                   Asset Pool by
                                                                                   -------------
                                                                                     Scheduled
                                                                                     ---------
                                       Number of 8-K      Aggregate Scheduled        Principal
                                       -------------      -------------------        ---------
          Original Loan Balance           Assets           Principal Balance          Balance
          ---------------------           ------           -----------------          -------
          $   5,000.00 - $  9,999.99         1               $      9,983.76             0.08%
          $  10,000.00 - $ 14,999.99         6                     85,546.60             0.65
          $  15,000.00 - $ 19,999.99        36                    630,724.51             4.80
          $  20,000.00 - $ 24,999.99        69                  1,564,328.12            11.90
          $  25,000.00 - $ 29,999.99        89                  2,472,332.38            18.80
          $  30,000.00 - $ 34,999.99        72                  2,317,528.16            17.62
          $  35,000.00 - $ 39,999.99        33                  1,216,349.59             9.25
          $  40,000.00 - $ 44,999.99        30                  1,271,535.48             9.67
          $  45,000.00 - $ 49,999.99        13                    624,753.85             4.75
          $  50,000.00 - $ 54,999.99        25                  1,321,064.53            10.05
          $  55,000.00 - $ 59,999.99         9                    519,858.44             3.95
          $  60,000.00 - $ 64,999.99         3                    185,420.25             1.41
          $  65,000.00 - $ 69,999.99         2                    137,312.82             1.04
          $  70,000.00 - $ 74,999.99         2                    146,191.53             1.11
          $  75,000.00 - $ 79,999.99         1                     75,760.30             0.58
          $  80,000.00 - $ 84,999.99         1                     81,769.26             0.62
          $  95,000.00 - $ 99,999.99         1                     97,237.11             0.74
          $ 100,000.00 or more               3                    391,834.93             2.98

          TOTAL                            396               $ 13,149,531.62           100.00%

(1) The highest original asset amount was approximately $149,138.00. The average original principal amount of the repossessed 8-K assets was approximately $33,240.90 as of the Cut-off Date.

               Repossessed 8-K Assets - Current Asset Rates/(1)/

                                                                  Percentage of
                                                                  -------------
                                                                  Asset Pool by
                                                                  -------------
                                                Aggregate           Scheduled
                                                ---------           ---------
                          Number of 8-K         Scheduled           Principal
                          -------------         ---------           ---------
     Current Asset Rate      Assets         Principal Balance        Balance
     ------------------      ------         -----------------        -------
      9.000%- 9.999%             2           $   211,073.75             1.61%
     10.000%-10.999%             2                69,183.80             0.53
     11.000%-11.999%             9               659,951.92             5.02
     12.000%-12.999%             7               309,575.61             2.35
     13.000%-13.999%             9               408,640.39             3.11
     14.000%-14.999%            21               977,925.78             7.44
     15.000%-15.999%           154             5,056,735.48            38.46
     16.000% or more           192             5,456,444.89            41.50

     TOTAL                     396           $13,149,531.62           100.00%

(1) The weighted average current asset rate was approximately 15.59% as of the related Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the related Cut-off Date and does not reflect any subsequent increased in the asset rates of the Step-up Rate Loans.

Repossessed 8-K Assets - Remaining Terms to Maturity of Assets (in Months)/(1)/

                                                                         Percentage of Asset
                                                                         -------------------
                Remaining Term    Number of 8-K    Aggregate Scheduled    Pool by Scheduled
                --------------    -------------    -------------------    -----------------
                to Maturity          Assets         Principal Balance     Principal Balance
                -----------          ------         -----------------     -----------------
                 61 -  96               3             $    43,189.05             0.33%
                 97 - 120               4                  66,750.18             0.51
                121 - 156              61               1,278,946.01             9.73
                157 - 180              94               2,366,309.78            18.00
                181 - 216               8                 244,634.02             1.86
                217 - 240             123               3,920,595.31            29.82
                241 - 300              63               2,720,246.48            20.69
                301 - 360              40               2,508,860.79            19.08

TOTAL                                 396             $13,149,531.62           100.00%

(1) The weighted average remaining term to maturity of the 8-K assets was approximately 253 months as of the Cut-off Date.

 Repossessed 8-K Assets - Original Term to Maturity of Assets (in Months)/(1)/

                                                       Aggregate           Percentage of Asset
                                                       ---------           -------------------
                Original Term to  Number of 8-K        Scheduled            Pool by Scheduled
                ----------------  -------------        ---------            -----------------
                    Maturity         Assets         Principal Balance       Principal Balance
                    --------         ------         -----------------       -----------------
                 61 -  96               3                43,189.05                 0.33%
                 97 - 120               4                66,750.18                 0.51
                121 - 156              61             1,278,946.01                 9.73
                157 - 180              94             2,366,309.78                18.00
                181 - 216               8               244,634.02                 1.86
                217 - 240             123             3,920,595.31                29.82
                241 - 300              63             2,720,246.48                20.69
                301 - 360              40             2,508,860.79                19.08

                TOTAL                 396            13,149,531.62               100.00%

(1) The weighted average original term to maturity of the 8-K assets was approximately 254 months as of the Cut-off Date.

   Repossessed 8-K Assets - Distribution of Original Loan-to-Value Ratios of
                                  Assets/(1)/

                                                 Aggregate           Percentage of Asset
                                                 ---------           -------------------
          Loan-to-Value     Number of 8-K    Scheduled Principal      Pool by Scheduled
          -------------     -------------    -------------------      -----------------
          Ratio/(2)/          Assets              Balance             Principal Balance
          -----               ------              -------             -----------------
          76%  -  80%            1            $    17,665.00                 0.13%
          81%  -  85%            6                162,996.88                 1.24
          86%  -  90%           22                626,586.37                 4.77
          91%  -  95%          135              4,303,277.71                32.73
          96%  - 100%          232              8,039,005.66                61.14

          TOTAL                396            $13,149,531.62               100.00%

(1) The weighted average original Loan-to-Value of the repossessed 8-K assets for which an original Loan-to-Value Ratio was available was approximately 96.02% as of the Cut-off Date.
(2)  Rounded to the nearest 1%.

              Non-Repossessed 8-K Assets - Credit Bureau Score/(1)/

                                                                                     Aggregate              Percentage of Asset
                                                                                     ---------              -------------------
                                                              Number of              Scheduled               Pool by Scheduled
                                                              ----------             ---------               -----------------
         Credit Bureau Score                                  8-K Assets         Principal Balance           Principal Balance
         --------------------                                 ----------         -----------------           -----------------
          Not Available/(2)/                                       5             $   147,406.53                    0.50%
          3 or 30/(3)/ (Insufficient Credit History)              58               1,712,410.80                    5.83
          341 to 500                                              14                 601,243.65                    2.05
          501 to 510                                               2                  35,474.98                    0.12
          511 to 520                                               6                 256,057.15                    0.87
          521 to 530                                               4                 156,010.26                    0.53
          531 to 540                                               6                 365,331.70                    1.24
          541 to 550                                               2                  75,913.38                    0.26
          551 to 560                                               8                 276,568.77                    0.94
          561 to 570                                              28               1,145,357.17                    3.90
          571 to 580                                              21                 930,877.76                    3.17
          581 to 590                                              28               1,189,401.67                    4.05
          591 to 600                                              34               1,579,169.93                    5.38
          601 to 610                                              32               1,798,402.22                    6.12
          611 to 620                                              29               1,481,875.03                    5.04
          621 to 630                                              26               1,492,747.80                    5.08
          631 to 640                                              38               2,049,167.61                    6.98
          641 to 650                                              41               1,917,012.78                    6.53
          651 to 660                                              25               1,191,778.30                    4.06
          661 to 719                                             125               6,620,099.54                   22.53
          720 or Greater                                          82               4,356,136.28                   14.83

          TOTAL                                                  614             $29,378,443.31                  100.00%

(1) The weighted average credit bureau score (excluding the 8-K Assets for which no score was available from the credit bureau and any score below
     341) was approximately 648, based on the Aggregate Scheduled Principal Balance as of the related Cut-off Date.
(2) Oakwood Acceptance did not report credit bureau scores with respect to the assets in this stratification.
(3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however, no score could be generated because of insufficient credit history.

                    Non-Repossessed 8-K Assets - Unit Type

                                                               Aggregate             Percentage of Asset
                                                               ---------             -------------------
                                    Number of 8-K              Scheduled             Pool by Scheduled
                                    --------------             ----------            -----------------
           Unit Type                   Assets               Principal Balance        Principal Balance
           ---------                   ------               ------------------       -----------------
           Multi-section home            362                 $21,267,272.44                   72.39%
           Single-section home           252                   8,111,170.87                   27.61

           TOTAL                         614                 $29,378,443.31                  100.00%


                  Non-Repossessed 8-K Assets - Property Type

                                                               Aggregate             Percentage of Asset
                                                               ---------             -------------------
                                    Number of 8-K              Scheduled             Pool by Scheduled
                                    --------------             ----------            -----------------
           Property Type               Assets               Principal Balance        Principal Balance
           -------------               ------               ------------------       -----------------
           Home-only contract            538                 $22,732,818.17                 77.38%
           Mortgage Loan                  70                   6,252,801.44                 21.28
           Land-in-lieu                    6                     392,823.70                  1.34

            TOTAL                        614                 $29,378,443.31                100.00%

Non-Repossessed 8-K Assets - Geographical Distribution of Manufactured
                                  Homes/(1)/

                                                                Aggregate           Percentage of Asset
                                                                ---------           -------------------
           Geographic               Number of 8-K               Scheduled            Pool by Scheduled
           ----------               -------------               ---------            -----------------
           Location                    Assets               Principal Balance        Principal Balance
           --------                    ------               ------------------       -----------------
           Alabama                      18                     $   661,348.95                 2.25%
           Alaska                        1                          44,805.00                 0.15
           Arizona                      23                       1,446,387.67                 4.92
           Arkansas                      2                         116,030.60                 0.39
           California                   12                       1,017,712.36                 3.46
           Colorado                     17                         906,482.96                 3.09
           Delaware                      4                         157,796.56                 0.54
           Florida                      20                       1,096,424.22                 3.73
           Georgia                      25                       1,010,701.17                 3.44
           Idaho                         4                         167,291.21                 0.57
           Illinois                      2                         142,558.48                 0.49
           Indiana                       1                          55,765.25                 0.19
           Kansas                        9                         407,941.60                 1.39
           Kentucky                      9                         343,776.48                 1.17
           Louisiana                     9                         383,064.70                 1.30
           Maryland                      1                          59,289.00                 0.20
           Michigan                     10                         527,971.72                 1.80
           Mississippi                  21                         856,697.57                 2.92
           Missouri                     10                         383,010.34                 1.30
           Nevada                        5                         464,976.80                 1.58
           New Mexico                   21                         920,883.66                 3.13
           North Carolina              119                       5,387,701.04                18.34
           Ohio                         16                         637,256.83                 2.17
           Oklahoma                     18                       1,093,064.47                 3.72
           Oregon                       10                         719,072.86                 2.45
           Pennsylvania                  1                          35,346.22                 0.12
           South Carolina               42                       1,835,529.61                 6.25
           Tennessee                    20                         889,230.63                 3.03
           Texas                        93                       4,633,689.45                15.77
           Utah                          3                         177,580.68                 0.60
           Virginia                     33                       1,312,016.36                 4.47
           Washington                    9                         582,165.05                 1.98
           West Virginia                25                         853,959.94                 2.91
           Wyoming                       1                          50,913.87                 0.17

           TOTAL                       614                     $29,378,443.31               100.00%

  (1) Based on the mailing address of the obligor on the related Cut-off Date.

         Non-Repossessed 8-K Assets - Year of Origination of Assets/(1)/

                                                                                        Percentage of Asset
                                                                                        -------------------
           Year of               Number of 8-K               Aggregate Scheduled         Pool by Scheduled
           --------              -------------               -------------------         -----------------
           Origination              Assets                 Principal Balance/(1)/        Principal Balance
           -----------              -------                ----------------------        -----------------
           1992                        1                         $    14,514.85                0.05%
           1994                        1                               7,174.42                0.02
           1997                        1                              16,300.41                0.06
           1999                        1                              75,854.73                0.26
           2000-Jun                    3                             121,124.73                0.41
           2000-Oct                    2                             140,626.87                0.48
           2000-Nov                    1                              76,482.77                0.26
           2000-Dec                    2                             216,606.37                0.74
           2001-Jan                    1                              88,227.68                0.30
           2001-Feb                    2                             102,706.48                0.35
           2001-Mar                   29                           1,263,600.70                4.30
           2001-Apr                  100                           5,127,885.42               17.45
           2001-May                  463                          21,727,177.65               73.96
           2001-Jun                    7                             400,160.23                1.36

           TOTAL                     614                         $29,378,443.31              100.00%

(1) The weighted average seasoning of the non-repossessed 8-K assets was less than 1 month as of the Cut-off Date.

   Non-Repossessed 8-K Assets - Distribution of Remaining Loan Balance/(1)/

                                                                                                             Percentage of Asset
                                                                                                             -------------------
                                                              Number of 8-K         Aggregate Scheduled       Pool by Scheduled
                                                              -------------         -------------------       -----------------
           Remaining Loan Balance                                 Assets           Principal Balance/(1)/     Principal Balance
           ----------------------                                 ------           ----------------------     -----------------
           $      0.01 - $  4,999.99                                  1                 $     4,394.64             0.01%
           $  5,000.00 - $  9,999.99                                 11                      86,446.96             0.29
           $ 10,000.00 - $ 14,999.99                                  5                      65,424.85             0.22
           $ 15,000.00 - $ 19,999.99                                 11                     202,022.01             0.69
           $ 20,000.00 - $ 24,999.99                                 34                     780,389.03             2.66
           $ 25,000.00 - $ 29,999.99                                 75                   2,100,587.18             7.15
           $ 30,000.00 - $ 34,999.99                                 74                   2,395,932.15             8.16
           $ 35,000.00 - $ 39,999.99                                 69                   2,578,025.75             8.78
           $ 40,000.00 - $ 44,999.99                                 46                   1,948,444.15             6.63
           $ 45,000.00 - $ 49,999.99                                 51                   2,427,885.07             8.26
           $ 50,000.00 - $ 54,999.99                                 51                   2,665,202.02             9.07
           $ 55,000.00 - $ 59,999.99                                 45                   2,589,402.37             8.81
           $ 60,000.00 - $ 64,999.99                                 30                   1,863,944.08             6.34
           $ 65,000.00 - $ 69,999.99                                 22                   1,487,644.03             5.06
           $ 70,000.00 - $ 74,999.99                                 17                   1,222,068.35             4.16
           $ 75,000.00 - $ 79,999.99                                 21                   1,622,898.97             5.52
           $ 80,000.00 - $ 84,999.99                                  9                     742,957.72             2.53
           $ 85,000.00 - $ 89,999.99                                  8                     696,314.17             2.37
           $ 90,000.00 - $ 94,999.99                                  8                     743,809.04             2.53
           $ 95,000.00 - $ 99,999.99                                  6                     580,146.12             1.97
           $ 100,000.00 or more                                      20                   2,574,504.65             8.76

            TOTAL                                                   614                 $29,378,443.31           100.00%

  (1) The highest remaining asset amount was approximately $229,882.31which represents approximately 0.78% of the aggregate remaining principal balance of the non-repossessed 8-K assets. The average remaining principal amount of the non-repossessed 8-K assets was approximately $47,847.63.

     Non-Repossessed 8-K Assets - Distribution of Original Loan Balance/(1)/

                                                                                           Percentage of Asset
                                                                                           -------------------
                                              Number of           Aggregate Scheduled       Pool by Scheduled
                                              ---------           -------------------       -----------------
           Original Loan Balance              8-K Assets           Principal Balance        Principal Balance
           ---------------------              ----------           -----------------        -----------------
           $  4,999 or less                       1              $      4,394.64              0.01%
           $  5,000.00 - $  9,999.99             10                    79,272.54              0.27
           $ 10,000.00 - $ 14,999.99              4                    50,910.00              0.17
           $ 15,000.00 - $ 19,999.99             12                   209,196.43              0.71
           $ 20,000.00 - $ 24,999.99             35                   794,903.88              2.71
           $ 25,000.00 - $ 29,999.99             74                 2,070,839.81              7.05
           $ 30,000.00 - $ 34,999.99             75                 2,425,679.52              8.26
           $ 35,000.00 - $ 39,999.99             69                 2,578,025.75              8.78
           $ 40,000.00 - $ 44,999.99             46                 1,948,444.15              6.63
           $ 45,000.00 - $ 49,999.99             51                 2,427,885.07              8.26
           $ 50,000.00 - $ 54,999.99             51                 2,665,202.02              9.07
           $ 55,000.00 - $ 59,999.99             45                 2,589,402.37              8.81
           $ 60,000.00 - $ 64,999.99             30                 1,863,944.08              6.34
           $ 65,000.00 - $ 69,999.99             22                 1,487,644.03              5.06
           $ 70,000.00 - $ 74,999.99             17                 1,222,068.35              4.16
           $ 75,000.00 - $ 79,999.99             20                 1,547,044.24              5.27
           $ 80,000.00 - $ 84,999.99              9                   742,957.72              2.53
           $ 85,000.00 - $ 89,999.99              9                   772,168.90              2.63
           $ 90,000.00 - $ 94,999.99              8                   743,809.04              2.53
           $ 95,000.00 - $ 99,999.99              6                   580,146.12              1.97
           $ 100,000.00 or more                  20                 2,574,504.65              8.76

           TOTAL                                614               $29,378,443.31            100.00%

  (1) The highest original asset amount was approximately $230,034.00. The average original principal amount of the 8-K assets was approximately $47,921.59 as of the Cut-off Date.

             Non-Repossessed 8-K Assets - Current Asset Rates/(1)/

                                                                                                Percentage of
                                                                                                -------------
                                                                                                Asset Pool by
                                                                                                -------------
                                                                         Aggregate                Scheduled
                                                                         ---------                ---------
                                              Number of 8-K              Scheduled                Principal
                                              -------------              ---------                ---------
           Current Asset Rate                     Assets             Principal Balance             Balance
           ------------------                     ------             -----------------            --------
           6.000%- 6.999%                           1                 $    40,903.05                 0.14%
           7.000%- 7.999%                           3                     327,387.42                 1.11
           8.000%- 8.999%                          77                   5,136,006.55                17.48
           9.000%- 9.999%                         104                   5,810,686.24                19.78
           10.000%-10.999%                        129                   6,752,349.52                22.98
           11.000%-11.999%                         71                   3,276,813.26                11.15
           12.000%-12.999%                         58                   2,490,028.11                 8.48
           13.000%-13.999%                         34                   1,333,150.50                 4.54
           14.000%-14.999%                         99                   3,256,223.11                11.08
           15.000%-15.999%                         26                     598,885.10                 2.04
           16.000% or more                         12                     356,010.45                 1.21

TOTAL                                             614                 $29,378,443.31               100.00%

  (1) The weighted average current asset rate was approximately 11.00% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increased in the asset rates of the Step-up Rate Loans.

    Non-Repossessed 8-K Assets - Remaining Terms to Maturity of Assets (in
                                   Months)/(1)/

                                                                                        Percentage of Asset
                                                                                        -------------------
           Remaining Term                 Number of 8-K         Aggregate Scheduled      Pool by Scheduled
           ---------------                -------------         -------------------      -----------------
           to Maturity                       Assets              Principal Balance       Principal Balance
           -----------                       ------              -----------------       -----------------
           1 - 60                               9                    $   64,336.03             0.22%
           61 - 96                              5                        60,620.79             0.21
           97 - 120                             9                       205,679.89             0.70
           121 - 156                            3                        77,719.71             0.26
           157 - 180                           22                       810,375.54             2.76
           181 - 216                            1                        16,300.41             0.06
           217 - 240                          167                     5,159,888.46            17.56
           241 - 300                          119                     4,985,014.43            16.97
           301 - 360                          279                    17,998,508.05            61.26

           TOTAL                              614                   $29,378,443.31           100.00%

  (1) The weighted average remaining term to maturity of the 8-K assets was approximately 320 months as of the Cut-off Date.

     Non-Repossessed 8-K Assets - Original Term to Maturity of Assets (in
                                 Months)/(1)/


                                                               Aggregate              Percentage of Asset
                                                               ---------              -------------------
          Original Term to        Number of 8-K                Scheduled               Pool by Scheduled
          ----------------        -------------                ---------               -----------------
              Maturity               Assets                Principal Balance           Principal Balance
              --------               ------                -----------------           -----------------
      1 - 60                             8                  $    57,161.61                    0.19%
      61 - 96                            4                       46,105.94                    0.16
      97 - 120                          10                      212,854.31                    0.72
      121 - 156                          3                       77,719.71                    0.26
      157 - 180                         23                      824,890.39                    2.81
      217 - 240                        168                    5,176,188.87                   17.62
      241 - 300                        119                    4,985,014.43                   16.97
      301 - 360                        279                   17,998,508.05                   61.26

      TOTAL                            614                  $29,378,443.31                  100.00%

  (1) The weighted average original term to maturity of the 8-K assets was approximately 320 months as of the Cut-off Date.

 Non-Repossessed 8-K Assets - Distribution of Original Loan-to-Value Ratios of
                                   Assets/(1)/

                                                                                        Aggregate            Percentage of Asset
                                                                                        ---------           --------------------
           Loan-to-Value                                  Number of 8-K            Scheduled Principal        Pool by Scheduled
           --------------                                ---------------           -------------------        -----------------
           Ratio/2)/                                          Assets                     Balance              Principal Balance
           --------                                          -------                     -------              -----------------
           50% or less                                         11                    $   428,956.61                 1.46%
           51%  -  55%                                          4                        254,047.96                 0.86
           56%  -  60%                                          6                        183,582.10                 0.62
           61%  -  65%                                         11                        419,980.47                 1.43
           66%  -  70%                                         36                      1,560,804.91                 5.31
           71%  -  75%                                         17                        756,436.74                 2.57
           76%  -  80%                                         30                      1,607,218.65                 5.47
           81%  -  85%                                         35                      1,806,801.32                 6.15
           86%  -  90%                                        106                      5,323,718.88                18.12
           91%  -  95%                                        334                     15,510,839.37                52.80
           96%  - 100%                                         24                      1,526,056.30                 5.19

           TOTAL                                              614                    $29,378,443.31               100.00%

  (1) The weighted average original Loan-to-Value of the 8-K assets for which an original Loan-to-Value Ratio was available was approximately 88.40% as of the Cut-off Date.
  (2) Rounded to the nearest 1%.


     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms or the Prospectus Supplement.

                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     June 14, 2001           OAKWOOD MORTGAGE INVESTORS, INC.


                                 By: /s/ Dennis Hazelrigg
                                    ---------------------------
                                 Name:  Dennis Hazelrigg
                                 Title: President